BYLAWS

                                       OF

                        SOUTH STREET VENTURES VII, INC.,

                          A North Carolina Corporation

                                  ARTICLE ONE

                           REGISTERED OFFICE AND SEAL
                           --------------------------

     1.01  Registered  Agent. The registered agent of Interactive Games, Inc., a
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North  Carolina  corporation  (the "Corporation"), shall be the person or entity most currently named in the original Articles of Incorporation or the Corporation (the "Articles of Incorporation"), any Amended or Amended and Restated Articles of Incorporation, or any Statement of Designation of Registered Agent. The Board of Directors of the Corporation (the "Board") may designate such other registered agent from time to time as is in accordance with the provisions of law.

     1.02  Registered  Office.  The  registered office of the Corporation (which
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office need not be a place of business of the Corporation) is the most currently named registered office in the original Articles of Incorporation or the Corporation (the "Articles of Incorporation"), any Amended or Amended and Restated Articles of Incorporation, or any Statement of Designation of Registered Office. The Board of Directors of the Corporation (the "Board") may designate such other registered office from time to time as is in accordance with the provisions of law.


                                  ARTICLE TWO

                      SHAREHOLDERS AND SHAREHOLDER MEETINGS
                      -------------------------------------

     2.01  Place  of  Meetings.  All  meetings  of  the  shareholders  of  the
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Corporation  (the  "Shareholders")  will  be held at the principal office of the
Corporation, or any other place in or outside North Carolina, as may be designated for that purpose from time to time by the Board.

     2.02  Time  of  the Annual Meeting. Each annual meeting of the Shareholders
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for the election of directors to succeed those whose terms are then expiring and for the transaction of other business brought before the meeting will be held on such date and at such time as the Board may designate or fix or set forth in the final notice of such meeting.

     2.03  Special  Meetings. Special meetings of the Shareholders may be called
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at  any  time  by  the  President,  by  the Board or by one or more Shareholders holding, in the aggregate, not less than one-tenth (1/10th) of all the shares entitled to vote at the proposed special meeting. Only business described in the meeting notice (or waiver thereof) may be conducted at a special meeting of Shareholders.

     2.04  Notice  of  Meeting.  Notice  of any Shareholder meeting, stating the
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place,  day  and  hour  of  the  meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called must be given in writing to each Shareholder entitled to vote at the meeting at least ten (10) but not more than sixty (60) days before the date of the meeting, either personally or by mail or other means of written communication, addressed to each Shareholder at such Shareholder's address appearing on the share transfer records of the Corporation or given by such Shareholder to the Corporation for the purpose of notice. Notice that a meeting has been adjourned to be reconvened is not necessary unless the meeting is adjourned for thirty (30) days or more, in which case notice of the reconvened meeting must be given as in the case of any special meeting. 7.02 Inspection of Books and Records. The books and records of
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the  Corporation  will be available for inspection by the Shareholders from time to time and to the extent expressly required by statute, unless waived. The directors may examine such books and records at all reasonable times.

     2.05  Closing  Share  Transfer  Records. The Board may close share transfer
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records in their discretion for a period not exceeding sixty (60) days preceding any Shareholder meeting, annual or special, or the day appointed for the payment of a dividend and may fix the date for shareholders of record as set forth in
Section  7.04  hereof.

     2.06  Fixing  Date  for  Shareholders  of  Record
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     (a)  In  order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjustment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

     (b)  If  no  record  date  is  fixed:

           (1) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

           (2) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed.

           (3) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     2.07  Voting  Securities  Held  By  The  Corporation.  Unless  otherwise
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ordered  by  the  Board  of  Directors,  the President shall have full power and authority on behalf of the Corporation (a) to attend and to vote at any meeting of security holders of other corporations in which the Corporation may hold securities; (b) to execute any proxy for such meeting on behalf of the Corporation; or (c) to execute a written action in lieu of a meeting of such other corporation on behalf of the Corporation. At such meeting, by such proxy or by such writing in lieu of meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation might have possessed and exercised if it had been present. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

     2.08  Purchase  and  Sale  of  Sale of Securities. Unless otherwise ordered
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by  the  Board  of  Directors,  the  President shall have power and authority on behalf of the Corporation to purchase, sell, transfer or encumber any and all securities of any other corporation owned by the Corporation and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

     2.09  Share  Transfer  Records.  The Corporation will keep at its principal
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office, or at the office of the transfer agent, if any, a share transfer record, showing the names and addresses of the past and current Shareholders, the number and classes of shares held by each Shareholder, the number and date of each certificate issued for shares, and the number and cancellation date of each certificate surrendered for cancellation. The share transfer records may be in written form or in any other form capable of being converted into written form within a reasonable time.

     2.10  Quorum.  Unless otherwise required by law or provided in the Articles
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of  Incorporation,  Shareholders  holding a majority of the Corporation's voting shares, represented in person or by proxy will constitute a quorum at any Shareholder meeting.

     2.11  Organization.  At  each  meeting of the stockholders, the Chairman of
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the  Board or in his absence the President or in his absence the chairman chosen by a majority in voting interest of the stockholders present in person or proxy and entitled to vote shall act as chairman; and the Secretary of the Corporation or in his absence an Assistant Secretary or in his absence any person whom the chairman of the meeting shall appoint shall act as secretary of the meeting.

     2.12  Order  of  Business.  The  order of  business at all meetings of  the
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stockholders  shall  be  determined  by  the  Chairman  of  the  meeting.

     2.13  Voting.  When a quorum is present  at a Shareholder meeting, the vote
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of  Shareholders  holding  the  majority  of  the shares having voting power and present in person or by proxy will determine any questions brought before the meeting, unless the question is one on which a higher vote is required by law, the Articles of Incorporation, or these Bylaws, in which case such higher vote will be required. Only persons in whose names shares appear on the share transfer records of the Corporation on the record date as set in advance by the Board and set forth in the notice of a meeting will be entitled to vote at the meeting, such date, in any case, to be not more than 60 days, nor less than 10 days prior to the date on which the meeting shall occur. Each Shareholder so entitled to vote in an election of directors may cast one vote for each director's position for each share of stock of the Corporation of which such Shareholder is the record owner. In any election of directors, the candidates receiving the highest number of votes up to the number of directors to be elected will be elected.

     2.14  Voting  by  Voice  or  Written  Ballot.  All voting, including on the
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election  of directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefore by a Shareholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballot, each of which shall state the name of the Shareholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballot shall be counted by an inspector or inspectors appointed by the chairman of the meeting. The Corporation may, and to the extent required by law, shall, in advance of any meeting of Shareholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of Shareholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.

     2.15  Proxies.  Each Shareholder of record entitled to vote at a meeting of
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Shareholders  may vote in person or may authorize any other person or persons to vote or act for him or her by written proxy executed by the shareholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the Corporation. No Shareholder may authorize more than one proxy for his shares and no proxy shall be valid bearing a date more than 11 months prior to said meeting.

     2.16  Consent  of  Absentees.  No  defect  in  the  calling  or notice of a
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Shareholder  meeting will affect the validity of any action at the meeting, if a quorum is present, and if either before or after the meeting, each Shareholder not present in person or by proxy or present only for the purpose of objecting to the failure to properly give notice for the meeting signs a written waiver of notice, consents to the holding of the meeting, or approves the minutes thereof, and such waiver, consent or approval is filed with the Corporation's records or made a part of the minutes of the meeting.

     2.17  Conduct  of  Meetings.  The Chief Executive Officer, or in his or her
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absence,  a  chairman chosen by a majority of the Board, will act as chairman of the meeting. The chairman will determine the order of business and procedures for the conduct of the meeting. The Secretary of the Corporation, or in the Secretary's absence, the person selected by the chairman of the meeting will act as secretary of the Shareholder meeting.

     2.18  Adjournment  of  Meetings,  Those  present  at  a  meeting  (or  if a
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quorum  is  not  present)  may  vote  to adjourn the meeting to such day as they shall agree upon by majority vote. Notice of any adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. If a quorum is present, the stockholders may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     2.19  Inspectors  At each meeting of the stockholders, the chairman of such
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meeting  may  appoint  one  or  more  inspectors  of election. Each inspector of election so appointed shall first subscribe an oath or affirmation to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of his ability. Such inspectors of election, if any, shall take charge of the ballots at such meeting and after the balloting thereat on any question shall count the ballots cast thereon and shall make a report in writing to the Secretary of such meeting of the results thereof. An inspector of election need not be a stockholder of the Corporation, and any officer or employee of the Corporation may be an inspector of election on any question other than a vote for or against his election to any position with the corporation or on any other question in which he may be directly interested.

     2.20  Written  Action.  Any  action  that  may be taken at a meeting of the
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stockholders  may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     2.21  Shareholder  Proposals.  Except  as  otherwise  provided  by law,  no
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proposal  or  matter  shall  be  considered  or  acted  upon  at  any meeting of shareholders which has not been submitted to and approved by the Board of Directors. Shareholders requesting action at a shareholder's meeting shall submit any such request to the Board at least ten days prior to the regularly scheduled meeting of the Board of Directors next preceeding the shareholder meeting.

     2.22  Waivers  of  Shareholder  Rights.  The Corporation shall be deemed to
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have  obtained  from  each  shareholder  or  shareholders a waiver of inspection rights arising under the North Carolina Business Corporation Act to the fullest extent permitted by law. The Board of Directors is permitted to insert such waiver or waivers by reference into any Shareholder Agreement, shareholder notice, minutes of shareholder meeting, shareholder certificate, shareholder policy or similar undertaking.


                                  ARTICLE THREE

                                    DIRECTORS
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     3.01  Number,  Term and Qualification of Directors. The Board shall consist
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of  seven  (7)  directors.  The  directors  will  be  elected  annually  by  the
Shareholders entitled to vote. Each director will hold office until such director's successor is elected, or until such director dies, resigns, or is removed from office, and may serve successive terms in office. Directors need not be Shareholders or North Carolina residents.

     Unless otherwise provided in the Articles of Incorporation, the number of directors may be increased or decreased from time to time by resolution of a majority of the directors, but no decrease will have the effect of shortening the term of any incumbent director. Any directorship to be filled by reason of an increase in the number of directors will be filled by the Board for a term of office continuing only until the next annual Shareholder meeting; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual Shareholder meetings.

     3.02  Powers.  The  directors  may  act  only as a board, and an individual
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director  has  no authority to act alone or together with other directors unless acting as the Board, unless otherwise provided by these Bylaws or resolution of the Board.

     3.03  Chairman  of  the Board of Directors. The Board will elect a Chairman
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from  among  the directors at its meeting held immediately following each annual
Shareholder meeting. The Chairman will serve until the successor Chairman is duly elected, will preside at all meetings of the Board and will perform such other duties as may be prescribed from time to time by the Board or these Bylaws.

     3.04  Vacancies  A  vacancy  on the Board resulting from an increase in the
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size  of  the  Board  or the death, resignation or removal of a director will be filled by written consent of Shareholders holding a majority of the outstanding shares entitled to vote, and if no written consent is obtained, then by a majority of the remaining directors, even if they constitute less than a quorum of the Board. A director elected to fill a vacancy will be elected for the unexpired term of the predecessor director.

     3.05  Removal of Directors. The entire Board or any individual director may
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be removed from office with or without cause by a vote of Shareholders holding a majority of the outstanding shares entitled to vote at any Shareholder meeting called expressly for that purpose: provided, however, in the event the Corporation has cumulative voting, if less than the entire Board is to be removed, no director may be removed if the votes cast against such removal would be sufficient to elect such director if then cumulatively voted at an election of the entire Board, or if the Corporation has classes of directors, at an election of the class of directors of which such director is a part. New directors may be elected at the meeting for the unexpired term of directors so removed.

     3.06  Place  of  Meetings.  All  meetings  of the Board will be held at the
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principal  office  of the Corporation or at such other place in or outside North
Carolina as may be designated from time to time by resolution of the Board or by written consent of all of the directors.

     3.07  Regular Meetings. Regular meetings of the Board will be held, without
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call  or  notice,  immediately following each annual Shareholder meeting, and at such  other  times  as  the  Board  may  determine.

     3.08  Special Meetings - Call and Notice. Special meetings of the Board may
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be  called  at  any time by any director or the President. Notice of any special meeting of the Board shall be given to each director by the Secretary or by the officer or director(s) calling the meeting. Notice shall be duly given to each director by (i) giving notice to such director in person or by telephone, electronic transmission or voice message system at least twenty-four (24) hours in advance of the meeting, (ii) sending a facsimile, or delivering written notice by hand, to his last known business or home address at least twenty-four
(24) hours in advance of the meeting, or (iii) mailing written notice to his last known business or home address at least three (3) days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

     3.09  Quorum.  Prior to the first annual Shareholder meeting, a majority of
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the  number  of  directors  set  forth  in  the  Articles  of Incorporation will constitute a quorum at a Board meeting. Following the first annual Shareholder meeting a majority of the number of directors fixed by, or in the manner provided in, the Articles of Incorporation or these Bylaws will constitute a quorum at the Board meeting.

     3.10  Action by the Board. The act of the majority of the directors present
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at  a Board meeting at which a quorum is present is the act of the Board, unless the act of a greater number is required by law; provided, however, that a majority of the directors present at any Board meeting may adjourn until the time fixed for the next meeting of the Board.

     3.11  Director  Dissent.  A  director  who is present at a Board meeting at
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which  action on any corporate matter is taken and who does not vote in favor of such action will be presumed to have assented to the action unless: (i) such director's dissent is entered in the minutes of the meeting; (ii) such director files a written dissent to such action with the secretary of the meeting before adjournment of the meeting; or (iii) such director delivers a written dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting.

     3.12  Committees.  The  Board  may  designate  one or more committees, each
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consisting  of one or more directors and delegate to such committees such powers and authority as the Board may determine, to the extent permitted by law. A member of a committee may be removed by the Board if in its sole judgment the best interests of the Corporation will be served by such removal.

     3.13  Compensation.  Directors  may  be  paid  such  compensation for their
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services,  fees for attendance at meetings and reimbursement for expenses as may be determined by the Board from time to time. A director may also serve the Corporation as an officer, agent, employee, or otherwise and receive compensation for such service.

     3.14  Telephonic  Attendance.  Directors  may  participate  in  any meeting
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of  the  Board  of  Directors,  or of any duly constituted committee thereof, by means of a conference telephone conversation or other comparable communication technique whereby all persons participating in the meeting can hear and communicate to each other. For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this Section
3.14 shall be deemed present in person at the meeting; and the place of the meeting shall be the place of origination of the conference telephone conversation or other comparable communication technique.


                                  ARTICLE FOUR

                                    OFFICERS
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     4.01  Title  and  Appointment.  The  officers  of the Corporation are Chief
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Executive  Officer,  President,  Vice  President,  Secretary, Treasurer and such other officers and assistants as the Board from time to time may determine. Each officer will be elected by the Board, which will fix compensation (if any) and tenure of such officer; provided, however, that each officer will hold office until the earlier of (i) the due election of such officer's successor, and (ii) such officer's death, resignation or removal from office.

     4.02  Vacancies.  If  an  office  becomes  vacant by reason of an officer's
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death,  resignation,  removal or otherwise, the Board shall elect a successor to such  office.

     4.03  President.  The President is subject to the control of the Board, has
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general  supervision, direction and control over the business and affairs of the
Corporation, has the general powers and duties of management usually vested in the office of president of a corporation and has such other powers and duties as may be conferred by the Board or these Bylaws.

     4.04  Vice President. Each Vice President will have such powers and perform
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such duties as from time to time may be prescribed by the Board or these Bylaws.
The Vice President designated by the Board will perform the duties of the President in the absence or disability of the President, and when so acting will have this power of, and be subject to all restrictions on, the President.

     4.05  Secretary.  The  Secretary  will:
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     (1)  Sign  each  certificate  representing  shares  of  the  Corporation.

     (2) Attest and keep at the principal office of the Corporation the original or a copy of these Bylaws and all duly adopted amendments and restatements hereof.

     (3) Keep at the principal office of the Corporation or such other place as the Board designates, a book or (i) the minutes of each meeting of the Shareholders or the Board or any committee thereof, including the names of those present at such meeting or, in the case of a Shareholder meeting, the-number of shares represented at such meeting, and all proceedings of such meeting, (ii) all notices given and waiver signed of such meeting, (iii) all requests for special meetings of the Shareholders or the Board or any committee thereof, (iv) all written dissents of directors to actions by the Board, and (v) all unanimous written consents of the directors or Shareholders of the Corporation.

     (4) Keep at the principal office of the Corporation or such other place as the Board designates, a share transfer record or duplicate share transfer records as described in Article 6.04 below.

     (5) Keep at the registered office of the Corporation or such other place as the Board of Directors designates, all other records of the Corporation.

     (6) Sign or attest such documents or the Corporation as may be required by law or as necessary to carry out the business of the Corporation, and keep the corporate seal and affix it to such instruments as may be necessary or proper.

     (7) See that all notices are duly given in accordance with the provisions of these Bylaws and as required by law.

     (8) Properly keep and file all books, reports, statements, certificates, and other documents and records required by law.

     (9) Attend and serve as secretary at the meetings of the Board and of the Shareholders.

     (10) In general, perform all duties incident to the office of Secretary, and such other duties from time to time assigned to the Secretary by the Board.

     4.06  Chief  Executive  Officer.  The Chief Executive Officer is subject to
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the  control  of  the Board, has general supervision, direction and control over the business and affairs of the Corporation, has the general powers and duties of management usually vested in the office of president of a corporation and has such other powers and duties as may be conferred by the Board or these Bylaws. The Chief Executive authority and duties include, without limitation:

     (1)  Presiding  at  meeting  of  the  Shareholders.

     (2)  Signing  certificates representing shares of stock of the Corporation.

     (3) Executing in the Corporation's name deeds, conveyances, notices, leases, checks, drafts, bills of exchange, warrants, promissory notes, bonds, debentures, contracts, agreements and other documents and instruments.

     (4) Appointing, employing, removing, discharging and prescribing the duties and fixing the compensation of agents and employees of the Corporation and directing and managing the officers, agents and employees of the Corporation.

     4.07  Treasurer.  The  Treasurer,  if  any,  will:
           ---------

     (1) Have custody of the Corporation's funds and securities, keep full and accurate accounts of receipts and disbursements of the Corporation and deposit all moneys and other valuables in the name and to the credit of the Corporation in depositories designated by the Board.

     (2) Disburse the funds of the Corporation as ordered by the Board, and prepare such financial statements as it directs.

     (3) If required by the Board, give the Corporation a bond (in such form, for such sum, and from such surety or sureties as are satisfactory to the Board) for the faithful performance of the duties of such office.

     (4) In general, perform all duties incident to the office of Treasurer and such other duties from time to time assigned to the Treasurer by the Board or the President.

     4.08  Contracts and Documents. Except as otherwise directed by the Board of
           -----------------------
Directors, all contracts, deeds, promissory notes, checks, drafts, or other instruments calling for the payment of money shall be signed by the President or a Vice President and, if a second signature is required, the Secretary or Treasurer.


                                  ARTICLE FIVE

                        ISSUANCE AND TRANSFER OF SHARES

     5.01  Issuance of Shares. Authorized shares of the stock of the Corporation
           ------------------
will be issued for such consideration (but not less than par value) and to such persons as the Board determines from time to time. No share may be issued until the full consideration therefore has been paid.

     5.02  Payment  for  Shares.  Consideration  for  the issuance of shares may
           --------------------
consist of any tangible or intangible benefit to the Corporation or other property of any kind or nature, including cash, promissory notes, services performed, contracts for services to be performed, other securities of the Corporation, or securities of any other corporation, domestic or foreign, or entity. In the absence of fraud in the transaction, the judgment of the Board of the value of consideration received will be conclusive. When consideration for a share, fixed as provided by law, has been accepted by the Corporation, such share will be deemed issued, fully paid and non-assessable. The consideration received and accepted for each share will be allocated by the Board, in accordance with law, to the Corporation's stated capital and surplus.

     5.03  Ownership Collateral Transfer. The Corporation will regard the person
           -----------------------------
in whose name a share of stock is registered in the Corporation's share transfer records as the owner thereof for the purposes of voting, distributions, notices, transfer, exercising rights of dissent, exercising or waiving any preemptive rights, entering into agreements restricting the transfer of shares, creating voting trusts or voting agreements, or giving proxies, with respect to such share. Notwithstanding the foregoing, upon receipt by the Secretary or by the Corporation's transfer agent, if any, of written notice from a transferor or transferee that shares have been transferred collaterally to the transferee and not absolutely, the Secretary of the Corporation or its transfer agent, if any, will note such fact in the Corporation's books and the collateral transferee will be entitled to the rights of a collateral transferee, but not the rights of an owner.

     5.04  Share Certificates. Each issued and outstanding share of stock of the
           ------------------
Corporation will be represented by a certificate in a form consistent with the requirements of law, the Articles of Incorporation and these Bylaws, as approved by the Board. Certificates will be consecutively numbered and registered in the Corporation's share transfer records as they are issued. Each certificate will be signed by the Chief Executive Officer and the Secretary, either manually or by facsimile if the certificate is countersigned by a transfer agent or registered by a registrar, which is neither the Corporation nor any employee of the Corporation. Each certificate will contain on its face or back such recitations or references as may be required by law, the Articles of Incorporation or these Bylaws.

     5.05  Lost  and Replacement Certificates. The Board of Directors may direct
           --------- ------------------------
and authorize any officer of the Corporation to issue replacement certificates upon such terms and conditions as the Board may see fit. Lost or destroyed certificates may be replaced upon receipt of a suitable affidavit from the person claiming such loss or destruction. The Board may adopt policies requiring the person seeking the new certificate to post bond, indemnity or other guarantee. In addition, the Board may defer the policies for replacement of such lost and destroyed certificates to the Corporation's transfer agent or registrar. A certificate for an issued and outstanding share will not be issued until the previously issued certificate representing such share has been surrendered and cancelled, except in the case of lost or destroyed certificates.

     5.06  Transfer  of  Shares.  Shares  of the stock of the Corporation may be
           --------------------
transferred in accordance with the North Carolina Business Corporation Act. Nothing in this section expands or enhances the right to transfer, or overrides or modifies any limitations on the right to transfer, any share of stock which may be imposed by law, the terms of any registration of such share, or any contract.

     5.07  Signatures.  Whenever  any certificate is countersigned by a transfer
           ----------
agent or by a registrar other than the Corporation or its employee, then the signatures of the officers or agents of the Corporation may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on any such certificate shall cease to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation as though the person who signed such certificate or whose facsimile signature or signatures had been placed thereon were such officer, transfer agent or registrar at the date of issue.


                                  ARTICLE SIX

              BOOKS AND RECORDS, AUDIT, FISCAL YEAR, LEGAL COUNSEL

     6.01  Books  and  Records.  The Board of Directors of the Corporation shall
           -------------------
cause to be kept: (a) a share ledger which shall be a charge of an officer designated by the Board of Directors; (b) records of all proceedings of stockholders and directors; and (c) such other records and books of account as shall be necessary and appropriate to the conduct of the corporate business. The Corporation's books will be kept under such method of accounting as established from time to time by the Board. Financial statements and reports will be prepared on a regular basis working from the Corporation's books as directed by the Board.

     6.02  Audit.  The  Board  of Directors shall cause the records and books of
           -----
account of the Corporation to be audited at least once in each fiscal year and at such other times as it may deem necessary or appropriate.

     6.03  Annual  Report.  The  Board of Directors shall cause to be filed with
           --------------
the North Carolina Secretary of State in each year the annual report required by law.

     6.04  Fiscal  Year.  The  fiscal  year  of  the  Corporation  shall  end on
           ------------
December 31 of each year or as otherwise established from time to time by the Board.

     6.05  Audit  Committee.  The  Board  shall be empowered to appoint an Audit
           ----------------
Committee empowered to undertake all acts reasonably required for compliance with the requirements of the Sarbanes Oxley Act.


                                  ARTICLE SEVEN

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     7.01  Authority  to Execute Documents and Instruments. The Board, except as
           -----------------------------------------------
otherwise provided in these Bylaws, may authorize any director, officer, employee or agent to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized (including authorization by other provisions of these Bylaws), no director, officer, agent, or employee has any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

     7.02  Relation  to  Articles of Incorporation. These Bylaws are subject to,
           ---------------------------------------
and governed and controlled by and in the following order, applicable law and the Articles of Incorporation.

     7.03  Action  Without  a  Meeting.  Any  action permitted or required to be
           ---------------------------
taken at a meeting of the Shareholders or the Board or any committee there of may be taken without a meeting if a consent in writing, setting forth the action taken is signed by all the Shareholders or member of the Board or committee, as the case may be. Such consent will have the same force and effect as a unanimous vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State, and the execution of such consent will constitute attendance or presence in person at a meeting of Shareholders, the Board or committee, as the case may be.

     7.04  Telephone Conference Meeting. Subject to the requirements of law, the
           ----------------------------
Shareholders and the Board of Directors and any committee thereof may participate in and hold a meeting by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in such a meeting will constitute attendance and presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     7.05 Indemnification. To the fullest extent permitted by the North Carolina Business Corporation Act, as it exists or may hereafter be amended, no person who is serving or who has served as a director of the Corporation shall be personally liable to the Corporation or any of its shareholders for monetary damages for breach of duty as a director. No amendment or repeal of this article, nor the adoption of any provision inconsistent with this article shall eliminate or reduce the protections granted herein with respect to any matter that occurred prior to such amendment, repeal, or adoption. The personal liability of each director and other persons serving the same purposes under North Carolina General Statute 55-8-01, whether by or in the right of the Corporation or otherwise for monetary damages by breach of any duty as a director shall be indemnified to the fullest extent permitted by Article 8, Part 5 of the North Carolina Business Corporations Act, 55-8-50, et. seq., as amended.


                                  ARTICLE EIGHT

                              AMENDMENT OF BYLAWS

     8.01  Amendment  of  Bylaws.  The  Board  has  the power to alter, amend or
           ---------------------
repeal these Bylaws or adopt new bylaws, subject to amendment, repeal or adoption of new bylaws by action of the Shareholders and unless the Shareholders in so amending, repealing or adopting a new bylaw expressly provide that the board may not amend or repeal that bylaw. The Board may exercise this power at any regular or special meeting and without any notice having been contained in the notice or waiver of notice of such meeting. Unless the Corporation's Articles of Incorporation or a bylaw adopted by the Shareholders provides otherwise as to all or some portion of these Bylaws, the Corporation's Shareholders may amend, repeal or adopt new Bylaws even though the Bylaws may also be amended by the Board.